Fair Value Measurements	12 Months Ended
Dec. 31, 2013
Fair Value Measurements [Abstract]
Fair Value Measurements
11. FAIR VALUE MEASUREMENTS

ASC 820, Fair Value Measurements and Disclosures, defines fair value for financial assets and liabilities, establishes a framework for measuring fair value in Generally Accepted Accounting Principles (“GAAP”) and expands disclosures about fair value measurements. As of December 31, 2013 and 2012, the Company’s only assets and liabilities subject to this standard are forward contracts, investments in a money market fund and municipal bonds, and defined benefit plan assets (See Note 7, Retirement Plans, for additional information on the defined benefit plan assets). The net fair value of the forward exchange contracts based on current pricing obtained for comparable derivative products (Level 2 inputs) was an asset of $0.2 million at December 31, 2013 and was negligible at December 31, 2012. The fair value of the investments based on December 31, 2013 and 2012, market quotes (Level 1 inputs) was an asset of $19.8 million and $20.3 million, respectively.

The carrying values of the Company’s cash and cash equivalents, trade accounts receivable, accounts payable, accrued expenses and short-term borrowings approximated fair values as of December 31, 2013 and 2012.

The fair value of the Company’s long-term debt, including current maturities, is estimated using discounted cash flows based on the Company’s current incremental borrowing rates for similar types of borrowing arrangements (Level 2 inputs). The carrying value of the long-term debt at December 31, 2013 and 2012, was $348.1 million and $334.0 million, respectively. The fair value of the long-term debt at December 31, 2013 and 2012, was approximately $351.0 million and $354.4 million, respectively.